UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08266

The India Fund, Inc.

(Exact name of Registrant as specified in charter)

1735 Market St., 32nd Floor

Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

Aberdeen Asset Management, Inc.

1735 Market St., 32nd Floor

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-839-5205

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The India Fund, Inc.

February 14, 2012

Dear Fund Shareholder,

This Annual Report for The India Fund, Inc. (the “Fund”) covers the activities for the 12-month period ended December 31, 2011.

On December 12, 2011, the stockholders of the Fund voted to approve a new investment management agreement between the Fund and Aberdeen Asset Management Asia Limited. Aberdeen Asset Management Asia Limited, a direct wholly-owned subsidiary of Aberdeen Asset Management PLC (together with its affiliates “Aberdeen”), assumed responsibility for the investment management of the Fund on December 19, 2011, replacing the Fund’s prior investment manager, Blackstone Asia Advisors L.L.C. (“Blackstone”).

Aberdeen is a global asset management group managing assets for both private clients and institutional investors from 30 offices around the world. Aberdeen is one of the world’s largest independent asset management firms, responsible for the management of more than $270.3 billion in assets as of December 31, 2011 and has been managing North American registered closed-end funds since 2000.

Including the Fund, Aberdeen serves as the investment manager or sub-adviser to 14 North American registered closed-end funds aggregating $5.6 billion in total gross assets as of December 31, 2011, coupled with 22 U.K. registered closed-end investment trust funds aggregating $7.6 billion total assets as of December 31, 2011.

Your Fund is managed by Aberdeen’s Asian Equity Team (“the Team”), led by Hugh Young, which has been investing in the Asia Pacific region since 1985. The Team is comprised of 34 members based predominantly in Singapore, but with investment representatives located across the region in Hong Kong, Bangkok, Kuala Lumpur, Sydney and Tokyo.

Aberdeen employs a team based approach to portfolio management and maintains no distinction between portfolio managers and research analysts. Aberdeen’s investment professionals maintain both portfolio management and research responsibilities and conduct extensive due diligence on companies via direct visits with company management.

Aberdeen is committed to its established clear and consistent investment process across the globe. We employ extensive company research and due diligence and a thorough approach to portfolio construction, which we consider particularly important in a frequently volatile market environment. Careful and thorough stock selection is crucial to our approach in the Asia-Pacific region. We undertake rigorous research in every prospective and existing holding, with a strong emphasis on meeting with companies face-to-face.

THE INDIA FUND, INC.

Major Fund Events

With effect from January 1, 2012, the Fund changed its primary benchmark index from the IFC Investable India Index to the MSCI India Index, which is believed to be more widely followed. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

The Fund announced the appointment of Martin Gilbert and Hugh Young as Interested Directors of the Fund, effective January 11, 2012. Messrs. Gilbert and Young are representatives of Aberdeen and are “interested persons” of the Fund, as defined in the Investment Company Act of 1940. The new appointments follow the transfer of investment management services from Blackstone and the resulting resignations from the Board of Prakash A. Melwani and Robert L. Friedman, who were Interested Directors and affiliates of Blackstone. Messrs. Gilbert and Young will be nominated for election as Directors of the Fund at the Fund’s 2012 annual meeting of stockholders.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was –36.5% for the twelve months ended December 31, 2011, assuming reinvestment of distributions, compared with a return of -37.3% for the IFC Investable India Index* and -37.2% for the MSCI India Index*, the Fund’s new benchmark.

Share Price Performance

The Fund’s share price decreased 45.8% over the twelve months, from $35.11 on December 31, 2010 to $19.04 on December 30, 2011. The Fund’s share price on December 30, 2011 represented a discount of 11.7% to the Fund’s NAV per share of $21.57 on that date, compared with a discount of 1.7% to the NAV per share of $35.71 on December 31, 2010.

Market Review

Worries that high inflation and elevated funding costs would erode corporate profits depressed Indian equities during the year. A widening corruption scandal in the telecoms sector, coupled with frustration over the slow pace of reform in the retail and infrastructure sectors, also unnerved foreign investors already distressed by Europe’s escalating sovereign debt crisis. The resulting outflows hurt the rupee, which hit a record low against the U.S. dollar and was Asia’s worst performing currency in 2011. The central bank raised interest rates seven times, but halted its monetary tightening cycle towards the end of the year as inflation appeared to be easing and economic growth continued to moderate.

Portfolio Review

Since taking over the management of the Fund from Blackstone on December 19, 2011, Aberdeen has been realigning the Fund’s portfolio to target companies which we believe have good cash flow and

THE INDIA FUND, INC.

healthy balance sheets that are also well-positioned to benefit from the consumption growth in India. Some examples of new positions added are Infosys Technologies, Housing Development Finance Corp, and Tata Consultancy Services. The Fund will likely be more concentrated in individual stocks than it has been historically. Under normal market conditions, the portfolio generally will be concentrated in 25 to 45 stocks.

Outlook

India faces several domestic headwinds in 2012. Economic growth could be restrained further if price pressures remain elevated amid supply-side constraints. Continued rupee weakness could inflate the country’s rising import bill and hamper companies’ profit growth. Other major concerns include the glacial pace of reform, particularly in retail and infrastructure, coupled with the lack of progress in fighting corruption.

With these risks in mind, attracting new capital flows will be the main challenge for policymakers in 2012. Still, we would not be surprised if the domestic market corrected further. Despite the sharp decline in 2011, the market had appreciated by more than 100% over the previous two years. Although foreign institutional investors withdrew US$357 million from India last year, they had invested US$29 billion in 2010. Nevertheless, we are hopeful that the Fund, which holds some of what we believe are India’s most prudently run and financially robust companies, will outperform its benchmark given their defensive qualities.

Investor Relations Information

As part of our ongoing commitment to provide additional, timely information to investors, including Fund performance and investment strategy, I would like to highlight the new monthly fact sheets which are posted to the Fund’s new website at www.aberdeenifn.com. Also, there are daily updates of share price, NAV and details of distributions. If you have any questions in relation to this information or suggestions on how to improve it further, we would be delighted to hear from you.

Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5205 in the United States, or

•	emailing InvestorRelations@aberdeen-asset.com

•	visiting www.aberdeenifn.com

For additional information on the Aberdeen Closed-End Funds, Aberdeen invites you to visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review Fund performance, download literature, and sign up for email services. The site houses topical information about the funds, including fact sheets from

THE INDIA FUND, INC.

Morningstar® that are updated daily, tools that permit you to conduct performance charting, and timely information from our fund managers, among other data. If you sign up for our email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Yours sincerely,

Alan Goodson

President

*  Please note that the IFC Investable India Index and MSCI India Index are unmanaged indices. Investors cannot directly invest in any of these indices. The indices do not reflect transaction costs or manager fees.

THE INDIA FUND, INC.

Fundamental Periodic Repurchase Policy

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)	The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time (“Offers”). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.

b)	14 days prior to the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note F to the Financial Statements.)

THE INDIA FUND, INC.

Schedule of Investments	December 31, 2011

INDIA (100% of holdings) COMMON STOCKS (100.00% of holdings)
NUMBER OF SHARES	SECURITY	PERCENT OF HOLDINGS	COST	VALUE
	India	100.00%
	Auto Component	0.52%
36,000	Bosch, Ltd.		$4,592,935	$4,594,923

			4,592,935	4,594,923

	Automobiles	6.21%
864,410	Bajaj Auto, Ltd.		14,703,239	25,926,603
560,897	Hero MotoCorp, Ltd.		19,920,085	20,123,322
681,168	Mahindra & Mahindra, Ltd.		3,331,221	8,761,356

			37,954,545	54,811,281

	Beverages	0.26%
1,073,572	Radico Khaitan, Ltd.		3,159,479	2,255,097

			3,159,479	2,255,097

	Commercial Banks	17.98%
713,091	Axis Bank, Ltd.		11,140,941	10,832,994
635,592	Bank of Baroda		3,155,137	7,909,443
1,200,980	Federal Bank, Ltd.		7,983,732	7,639,413
6,053,180	HDFC Bank, Ltd.		30,682,677	48,677,347
98,750	HDFC Bank, Ltd. ADR		3,037,421	2,595,150
3,990,000	ICICI Bank, Ltd.		45,770,626	51,436,852
1,559,691	IndusInd Bank, Ltd.		8,817,071	6,593,553
541,853	State Bank of India		3,107,812	16,524,450
22,550	State Bank of India GDR		257,070	1,421,575
1,118,148	Yes Bank, Ltd.		6,963,810	5,023,823

			120,916,297	158,654,600

	Construction & Engineering	0.54%
189,336	Larsen & Toubro, Ltd.		3,051,106	3,547,844
612,652	Sadbhav Engineering, Ltd.		1,411,482	1,199,808

			4,462,588	4,747,652

	Construction Materials	2.95%
3,100,000	Ambuja Cements, Ltd.		9,590,208	9,071,462
170,231	Grasim Industries, Ltd.		7,741,185	8,041,295
408,000	UltraTech Cement, Ltd.		8,126,093	8,915,613

			25,457,486	26,028,370

	Consumer Finance	2.08%
3,330,350	Muthoot Finance, Ltd.+		13,485,229	10,150,026
1,043,977	Shriram Transport Finance Co., Ltd.		12,923,933	8,244,873

			26,409,162	18,394,899

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Schedule of Investments (continued)	December 31, 2011

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF HOLDINGS	COST	VALUE
	India (continued)
	Containers & Packaging	0.49%
1,843,928	HSIL, Ltd.		$6,083,488	$4,288,205

			6,083,488	4,288,205

	Diversified Financial Services	0.83%
574,231	Bajaj Holdings and Investment, Ltd.		8,693,141	7,354,006

			8,693,141	7,354,006

	Electric - Utilities	0.70%
791,972	CESC, Ltd.		5,037,555	3,033,370
1,924,566	Tata Power Co., Ltd.		3,303,556	3,162,007

			8,341,111	6,195,377

	Electrical Equipment	0.89%
625,715	Bharat Heavy Electricals, Ltd.		1,175,345	2,816,042
695,544	Havells India, Ltd.		6,317,178	5,029,449

			7,492,523	7,845,491

	Food Products	0.73%
60,000	Nestle India, Ltd.		4,789,298	4,714,471
5,732,155	Rei Agro, Ltd.		2,397,877	1,770,217

			7,187,175	6,484,688

	Gas Utilities	1.97%
2,400,817	GAIL India, Ltd.		17,011,248	17,364,727

			17,011,248	17,364,727

	Hotels, Restaurants & Leisure	0.20%
2,759,945	Thomas Cook (India), Ltd.		4,004,533	1,743,643

			4,004,533	1,743,643

	Household Durables	0.33%
61,301	TTK Prestige, Ltd.		2,182,214	2,883,588

			2,182,214	2,883,588

	Household Products	1.02%
1,170,000	Hindustan Unilever, Ltd.		9,261,877	8,984,578

			9,261,877	8,984,578

	Industrial Conglomerates	1.12%
440,081	Aditya Birla Nuvo, Ltd.		7,859,613	6,182,100
3,763,780	Jaiprakash Associates, Ltd.		5,046,290	3,713,814

			12,905,903	9,895,914

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Schedule of Investments (continued)	December 31, 2011

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF HOLDINGS	COST	VALUE
	India (continued)
	IT Services	16.86%
1,682,992	Core Education & Technologies, Ltd.		$10,039,469	$8,174,895
1,602,039	Infosys, Ltd.		17,794,956	83,414,329
2,498,000	Tata Consultancy Services, Ltd.		30,946,327	54,623,905
348,525	Wipro, Ltd.		829,251	2,617,301

			59,610,003	148,830,430

	Machinery	1.54%
1,229,111	ABG Shipyard, Ltd.		9,775,610	9,071,651
415,430	Cummins India, Ltd.		1,630,343	2,729,767
237,758	Thermax, Ltd.		134,516	1,769,809

			11,540,469	13,571,227

	Media	1.96%
928,540	Eros International Media, Ltd.+		3,424,665	3,545,954
2,119,429	Jagran Prakashan, Ltd.		3,707,334	3,837,362
537,964	UTV Software Communications, Ltd.+		6,351,442	9,947,851

			13,483,441	17,331,167

	Metals & Mining	0.62%
2,460,176	Hindustan Zinc, Ltd.		2,778,466	5,515,186

			2,778,466	5,515,186

	Multiline Retail	0.14%
493,396	Pantaloon Retail India, Ltd.		4,042,387	1,196,675

			4,042,387	1,196,675

	Oil, Gas & Consumable Fuels	10.16%
1,015,785	Coal India, Ltd.		6,870,876	5,754,617
739,779	Hindustan Petroleum Corp., Ltd.		5,800,531	3,506,306
3,671,627	Oil and Natural Gas Corp., Ltd.		11,866,659	17,765,268
406,261	Oil India, Ltd.		11,861,156	9,121,651
4,100,000	Reliance Industries, Ltd.		14,476,778	53,495,716

			50,876,000	89,643,558

	Personal Products	1.47%
1,059,018	Emami, Ltd.		10,220,003	6,794,227
851,056	Godrej Consumer Products, Ltd.		8,101,978	6,173,181

			18,321,981	12,967,408

	Pharmaceuticals	8.00%
1,163,214	Cadila Healthcare, Ltd.		14,879,202	15,442,348
796,044	Dr. Reddy’s Laboratories, Ltd.		20,911,150	23,819,111
74,200	Dr. Reddy’s Laboratories, Ltd. ADR		1,444,757	2,183,706
1,230,031	Glenmark Pharmaceuticals, Ltd.		7,054,034	6,735,581

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Schedule of Investments (continued)	December 31, 2011

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF HOLDINGS	COST	VALUE
	India (continued)
	Pharmaceuticals (continued)
1,576,469	Lupin, Ltd.		$4,907,595	$13,275,528
980,087	Sun Pharmaceutical Industries, Ltd.		10,199,966	9,169,687

			59,396,704	70,625,961

	Road & Rail	0.53%
300,000	Container Corp. of India, Ltd.		4,730,098	4,684,022

			4,730,098	4,684,022

	Software	0.59%
1,888,673	KPIT Cummins Infosystems, Ltd.		1,510,189	5,181,803

			1,510,189	5,181,803

	Textiles, Apparel & Luxury Goods	2.06%
17,831,992	Alok Industries, Ltd.		7,242,656	6,027,385
949,847	Gitanjali Gems, Ltd.		5,918,508	5,401,634
2,090,104	Titan Industries, Ltd.		6,243,964	6,722,338

			19,405,128	18,151,357

	Thrifts & Mortgage Finance	8.07%
5,823,017	Housing Development Finance Corp., Ltd.		42,164,309	71,212,850

			42,164,309	71,212,850

	Tobacco	6.44%
15,003,083	ITC, Ltd.		34,141,370	56,870,739

			34,141,370	56,870,739

	Transportation Infrastructure	0.42%
1,632,159	Mundra Port and Special Economic Zone, Ltd.		5,325,348	3,705,052

			5,325,348	3,705,052

	Wireless Telecommunication Services	2.32%
3,165,876	Bharti Airtel, Ltd.		14,138,608	20,442,122

			14,138,608	20,442,122

	TOTAL INDIA		647,580,206	882,456,596

	TOTAL COMMON STOCKS		647,580,206	882,456,596

	TOTAL INVESTMENTS ++	100.00%	$647,580,206	$882,456,596

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Schedule of Investments (concluded)	December 31, 2011

Footnotes and Abbreviations

ADR - American Depository Receipt
GDR - Global Depository Receipt
+ Non income producing.
++ As of December 31, 2011 the aggregate cost for federal income tax purposes was $651,595,619.

Excess of value over tax cost	$284,268,099
Excess of tax cost over value	(53,407,122)

$230,860,977

Asset Allocation as of December 31, 2011

Industry	Percent of Investments
Commercial Banks	17.98
IT Services	16.86
Oil, Gas & Consumable Fuels	10.16
Thrifts & Mortgage Finance	8.07
Pharmaceuticals	8.00
Tobacco	6.44
Automobiles	6.21
Construction Materials	2.95
Wireless Telecommunications	2.32
Consumer Finance	2.08
Textiles, Apparel & Luxury Goods	2.06
Gas Utilities	1.97
Media	1.96
Machinery	1.54
Personal Products	1.47
Industrial Conglomerates	1.12
Household Products	1.02
Electrical Equipment	0.89
Diversified Financial Services	0.83
Food Products	0.73
Electric-Utilities	0.70
Metals & Mining	0.62
Software	0.59
Construction & Engineering	0.54
Road & Rail	0.53
Auto Component	0.52
Containers & Packaging	0.49
Transportation Infrastructure	0.42
Household Durables	0.33
Beverages	0.26
Hotels, Restaurants & Leisure	0.20
Multiline Retail	0.14

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statement of Assets and Liabilities	December 31, 2011

ASSETS
Investments, at value (Cost $647,580,206)	$882,456,596
Cash (including Indian Rupees of $6,523,744 with a cost of $6,549,645)	10,941,643
Receivables:
Securities sold	2,245,426
Tax refund receivable	1,154,165
Reimbursement from Investment Manager (Note C)	491,311
Prepaid expenses	128,064

Total Assets	897,417,205

LIABILITIES
Distribution payable	13,069,423
Accrued foreign tax (Note E)	2,311,157
Due to Investment Manager (Note C)	722,833
Due to Administrator (Note C)	158,990
Accrued expenses	279,217

Total Liabilities	16,541,620

Net Assets	$880,875,585

NET ASSET VALUE PER SHARE
($880,875,585 / 40,841,947 shares issued and outstanding)	$21.57

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 60,419,183 shares issued (100,000,000 shares authorized)	$60,219
Paid-in capital	1,321,366,045
Cost of 19,577,236 shares repurchased	(655,482,716)
Undistributed net investment loss	(2,616,896)
Accumulated net realized loss on investments	(17,315,961)
Net unrealized appreciation in value of investments, foreign currency holdings and on translation of other assets and liabilities denominated in foreign currency	234,864,894

$880,875,585

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statement of Operations	For the Year Ended December 31, 2011

Investment Income
Dividends (net of taxes withheld of $0)		$16,900,544
Miscellaneous income		13,002
Interest (net of taxes withheld of $0)		613

Total investment income		16,914,159

Expenses
Management fees	12,277,160
Administration fees	2,567,464
Foreign tax expense	1,210,328
Printing	500,679
Legal fees	513,189
Custodian fees	379,232
Directors' fees	317,607
Audit, tax, & professional fees	199,420
Insurance	147,293
ICI fees	48,125
NYSE fees	42,106
Transfer Agent fee	29,908
Miscellaneous expenses	76,042

Total Expenses before Expense Reimbursement & Waiver		18,308,553

Voluntary reimbursed expenses (Note C)		(491,311)

Expenses Waived (Note C)		(77,960)

Total expenses		17,739,282

Net investment loss		(825,123)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Holdings and Translation of Other Assets and Liabilities Denominated in Foreign Currency:
Net realized gain (loss) on:
Security transactions		585,136
Foreign currency related transactions		(8,361,513)

		(7,776,377)

Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency		(553,735,973)

Net realized and unrealized loss on investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency		(561,512,350)

Net decrease in net assets resulting from operations before reversal of income tax expense		(562,337,473)

Reversal of income tax expense (Note B)		4,956,314

Net decrease in net assets resulting from operations after reversal of income tax expense		$(557,381,159)

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss	$(825,123)	$(877,810)
Net realized gain(loss) on investments and foreign currency related transactions	(7,776,377)	213,046,347
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency	(553,735,973)	100,383,353

Net increase (decrease) in net assets resulting from operations before income tax reversal	(562,337,473)	312,551,890

Income tax expense reversal	4,956,314	—

Net increase (decrease) in net assets resulting from operations after income tax reversal	(557,381,159)	312,551,890

Distribution to shareholders
Net investment income ($0.02 per share, and $0.00 per share, respectively)	(816,839)	—
Dividends in excess of net investment income and net realized capital gains ($0.00 per share and $0.09 per share, respectively	—	(3,985,649)
Short term capital gains ($0.09 per share, and $0.10 per share, respectively)	(3,675,775)	(4,428,499)
Long term capital gains ($1.09 per share, and $3.68 per share, respectively)	(44,517,723)	(162,968,754)

Decrease in net assets resulting from distributions	(49,010,337)	(171,382,902)

Capital Share Transactions
Shares repurchased under Repurchase Offer (3,443,041 shares and 4,784,251 shares, respectively) (net of repurchase fee of $1,911,884 and $3,428,394, respectively) (including expenses of $418,202 and $427,244, respectively)	(94,100,484)	(168,418,564)

Net decrease in net assets resulting from capital share transactions	(94,100,484)	(168,418,564)

Total decrease in net assets	(700,491,980)	(27,249,576)

NET ASSETS
Beginning of year	1,581,367,565	1,608,617,141

End of year (including undistributed net investment loss of $2,616,896 and undistributed net investment income of $150,978, respectively.)	$880,875,585	$1,581,367,565

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Year

	For the Year Ended December 31, 2011	For the Year Ended Dec. 31, 2010	For the Year Ended Dec. 31, 2009	For the Year Ended Dec. 31, 2008	For the Year Ended Dec. 31, 2007

Per Share Operating Performance
Net asset value, beginning of year	$35.71	$32.78	$17.38	$64.78	$42.65

Net investment loss	(0.02)[2]	(0.02)[2]	(0.01)[2]	(0.07)[2]	(0.14)[2]
Net realized and unrealized gain (loss) on investments, foreign currency holdings, and translation of other assets and liabilities denominated in foreign currency	(13.08)	6.76	15.85	(40.28)	31.82
Income tax (expense) reversal	0.12 [3]	—	—	—	—

Net increase (decrease) from investment operations after income tax reversal	(12.98)	6.74	15.84	(40.35)	31.68

Less: dividends and distributions
Dividends from:
Net investment income	(0.02)	—	—	(0.26)	(0.13)
Dividends in excess of net investment income and net realized capital gains	—	(0.09)	—	—	—
Short term capital gains	(0.09)	(0.10)	—	(0.52)	(0.82)
Long term capital gains	(1.09)	(3.68)	—	(6.34)	(8.66)

Total dividends and distributions	(1.20)	(3.87)	—	(7.12)	(9.61)

Capital share transactions Anti-dilutive (dilutive) effect of Share Repurchase Program	0.04	0.06	— [4]	0.07	0.06
Dilutive effect of Rights Offer.	—	—	(0.44)	—	—

Total capital share transactions	0.04	0.06	(0.44)	0.07	0.06

Net asset value, end of year	$21.57	$35.71	$32.78	$17.38	$64.78

Per share market value, end of year	$19.04	$35.11	$30.70	$18.30	$62.26
Total Investment Return Based on: Market Value[1]	(42.96)%	28.01%	67.76%	(57.63)%	59.57%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$880,876	$1,581,368	$1,608,617	$671,087	$2,754,124
Ratios of expenses after income tax reversal to average net assets	1.01%[3]	1.32%	1.25%	1.28%	1.21%
Ratios of expenses before income tax reversal to average net assets	1.40%[3]	1.32%	1.25%	1.28%	1.21%
Ratios of expenses before income tax reversal to average net assets, prior to reimbursement and waiver	1.44%[3]	1.32%	1.25%	1.28%	1.21%
Ratios of net investment loss to average net assets	(0.07)%	(0.05)%	(0.04)%	(0.17)%	(0.28)%
Portfolio turnover	51.39%	50.55%	49.64%	49.41%	29.39%

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Year

[1]

Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized. Past performance is not a guarantee of future results.

[2]	Based on average shares outstanding.
[3]	A reversal of $20,551,036 was made in 2006 to the prior year’s tax provision described below (see Note B). An additional reversal of $4,956,314 was made in 2011 to the same tax provision.
[4]	Less than $0.01 per share.

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Notes to Financial Statements	December 31, 2011

NOTE A: ORGANIZATION

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund’s investment objective is long-term capital appreciation by investing primarily in Indian equity securities.

NOTE B: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”), which are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and those differences could be material.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at estimated fair value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

(i)	the last sales price prior to the time of determination, if there was a sale on the date of determination,

(ii)	at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, or

(iii)	at the last available closing price if no bid or asked price is available on such date, if deemed representative of fair value.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination or for which the spread between the bid and asked prices is considered excessive may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are generally valued at amortized cost which approximates market value. Securities for which market

THE INDIA FUND, INC.

Notes to Financial Statements (continued)	December 31, 2011

values are not readily ascertainable are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated daily.

For the year ended December 31, 2011, there have been no significant changes to the valuation procedures approved by the Board.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Repurchase Agreements. The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund did not hold any repurchase agreements as of December 31, 2011.

Tax Status. No provision is made for U.S. federal income or excise taxes for 2011 as it is the Fund’s intention to continue to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes.

For the year ended December 31, 2005, a provision of $25,507,350 was made for U.S. federal income tax purposes as, at that time, it was unclear whether the Fund qualified as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004. In order to preserve the Fund’s status as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004, on April 20, 2006 the Fund distributed a deficiency dividend to shareholders in the amount of $1.07 per share, of which $0.95 per share was designated as a Capital Gain Dividend. Under the deficiency procedure, the maximum that the Fund could have been obligated to pay the Internal Revenue Service in interest and penalties was $4,956,314. Accordingly, a reversal of $20,551,036 was made in 2006 related to the 2005 tax provision.

In October of 2011, the Fund settled this matter with the Internal Revenue Service for $2,505,900. Fifty percent of the settlement amount was characterized as interest and will be deductible by the Fund; the remaining fifty percent was characterized as a penalty and will not be deductible or otherwise

THE INDIA FUND, INC.

Notes to Financial Statements (continued)	December 31, 2011

recoverable for federal income tax purposes by the Fund. The Fund’s former service providers reimbursed the Fund for the full settlement amount. The difference of $2,450,414 between the accrual and the settlement amount was reversed. The combination of the reimbursed settlement and reversal of the prior accrual is reflected in the statement of operations.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Ordinary income	$4,141,599	$8,414,148
Long term capital gains	44,868,738	162,968,754

Total	$49,010,337	$171,382,902

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

At December 31, 2011, the Fund had no tax basis undistributed long-term capital gains or ordinary income.

Under federal tax law, capital losses and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2011, the Fund will defer post-October capital losses of $13,300,548 and post-October currency losses of $2,616,896 to the year ending December 31, 2012.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, RICs will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Accounting for uncertainty in income taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve

THE INDIA FUND, INC.

Notes to Financial Statements (continued)	December 31, 2011

months. The Fund’s federal tax returns for the prior four fiscal years remain subject to examination by the Internal Revenue Service. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the ordinary course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable.

At December 31, 2011, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns. However, management’s conclusions regarding uncertain tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions).

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

(ii)	purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effects of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for U.S. federal income tax reporting purposes.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of each fiscal year within the capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting

THE INDIA FUND, INC.

Notes to Financial Statements (continued)	December 31, 2011

purposes, but not for tax purposes, are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

The following permanent difference is primarily attributable to foreign currency gains (losses) and a write-off of net operating loss and has been reclassified to the accounts in the chart below as of December 31, 2011. Net assets were not affected by this reclassification.

Paid-in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Gain
$(7,090,897)	$(1,125,912)	$8,216,809

NOTE C: MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND DIRECTORS

As of December 19, 2011 Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. For its services, AAMAL receives fees at an annual rate of: (i) 1.10% for the first $500,000,000 of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500,000,000 of the Fund’s average weekly Managed Assets; (iii) 0.85% for the next $500,000,000 of the Fund’s average weekly Managed Assets; and (iv) 0.75% of the Fund’s average weekly Managed Assets in excess of $1,500,000,000. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. For the year ended December 31, 2011, AAMAL earned a gross management fee of $324,932.

AAMAL entered into a written contract (“Expense Limitation Agreement”) with the Fund that is effective through December 18, 2014. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expense and non-routine expenses) from exceeding 1.15% of the average weekly Managed Assets of the Fund on an annualized basis. Through December 31, 2011, AAMAL waived $77,960 of its advisory fee.

Prior to December 19, 2011, Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), an affiliate of The Blackstone Group L.P. (“Blackstone”), served as the Fund’s Investment Manager under the terms of a management agreement dated March 16, 2006 (the “Management Agreement”). Blackstone Fund Services India Private Limited (“Blackstone India”), an affiliate of Blackstone, served as the Fund’s Country Adviser under the terms of a country advisory agreement dated March 16, 2006 (the “Country Advisory Agreement”). Pursuant to the Management Agreement, Blackstone Advisors supervised the Fund’s investment program and was responsible on a day-to-day basis for investing the Fund’s portfolio in

THE INDIA FUND, INC.

Notes to Financial Statements (continued)	December 31, 2011

accordance with its investment objective and policies. For its services, Blackstone Advisors received monthly fees at an annual rate of: (i) 1.10% for the first $500,000,000 of the Fund’s average weekly net assets; (ii) 0.90% for the next $500,000,000 of the Fund’s average weekly net assets; (iii) 0.85% for the next $500,000,000 of the Fund’s average weekly net assets; and (iv) 0.75% of the Fund’s average weekly net assets in excess of $1,500,000,000. For the year ended December 31, 2011, the Fund paid a total of $11,952,228 in management fees to Blackstone Advisors.

Due to the transition of the investment manager, the Fund will be reimbursed for all of the normal and customary fees and expenses incurred in connection with the proxy and proxy solicitation costs, printing costs, legal fees, Directors’ fees, and other expenses related to the approval and transition to AAMAL. For the year ended December 31, 2011, the Fund incurred a total of $491,311 in expenses that will be reimbursed by Blackstone and AAMAL.

As of December 19, 2011, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator. For its services, AAMI receives a fee that is computed monthly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the year ended December 31, 2011, the Fund paid a total of $64,292 in administrative fees to AAMI.

Prior to December 19, 2011, Blackstone Advisors also served as the Fund’s Administrator pursuant to an administration agreement dated January 1, 2006. Blackstone Advisors provided certain administrative services to the Fund. For its services, Blackstone Advisors received a fee computed monthly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the year ended December 31, 2011, the Fund paid a total of $2,471,994 in administrative fees to Blackstone Advisors.

In addition, Multiconsult Ltd. (the “Mauritius Administrator”) provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the year ended December 31, 2011, fees and expenses of the Mauritius Administrator amounted to $31,178. Effective December 13, 2011, as a result of corporate reorganization, Multiconsult Ltd. assigned its contract with the Fund to its affiliate, Cim Fund Services Ltd.

For the year ended December 31, 2011, the Fund paid each of its directors who is not an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund, AAMAL or Blackstone (each an “Independent Director”) an annual fee of $20,000. The Fund paid an additional annual fee of $10,000 to the Chairman of the Fund. The Fund also paid each Independent Director a

THE INDIA FUND, INC.

Notes to Financial Statements (continued)	December 31, 2011

fee of (i) $4,500 for each in-person meeting, including each in-person committee meeting; (ii) $4,000 for traveling to Mauritius to attend an in-person meeting; (iii) $1,000 for each telephonic meeting of thirty minutes or less; and (iv) $1,500 for each telephonic meeting lasting over thirty minutes. The Independent Directors approved an additional one-time payment in the amount of $20,000 to the Chairman of the Fund as compensation for work during the selection process of the new investment adviser for the Fund and The Asia Tigers Fund, Inc., another closed-end fund now managed by AAMAL and formerly managed by Blackstone Advisors. This additional compensation was paid in October 2011 and was pro-rated between the Fund and The Asia Tigers Fund, Inc. based on each fund’s relative asset size. At the meeting held on October 25, 2011, the Board approved the increase in Independent Director compensation to take effect on January 1, 2012. Per the revised compensation, the Fund will pay each Independent Director an annual fee of $35,000 with an additional $17,500 in annual fee to the Chairman of the Board, $5,000 for each in person meeting, $1,000 per telephonic meeting with a duration of under 30 minutes and $1,500 per telephonic meeting with a duration of over 30 minutes. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. For the year ended December 31, 2011, the Fund paid $317,607 in Directors’ fees.

NOTE D: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $643,202,241 and $840,847,064, respectively, for the year ended December 31, 2011.

NOTE E: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the “tax treaty” or “treaty”). To obtain benefits under the tax treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the tax treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities or to tax on dividends paid by Indian companies. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 21.115% .

The Fund will, in any year that it has taxable income for Mauritius tax purposes, pay tax on its net income for Mauritius tax purposes at a rate of 15%. The Fund is not taxed on long-term capital gains for Mauritius tax purposes.

THE INDIA FUND, INC.

Notes to Financial Statements (continued)	December 31, 2011

The Fund continues to: (i) comply with the requirements of the tax treaty between India and Mauritius; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Fund will be able to obtain the benefits of the tax treaty between India and Mauritius. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Fund for taxes related to capital gains or dividends.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.

NOTE F: SEMI-ANNUAL REPURCHASE OFFERS

In February 2003, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund approved the policy on April 30, 2003. As an interval fund, the Fund makes semi-annual repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer is established by the Fund’s Board of Directors shortly before the commencement of each semi-annual offer and is between 5% and 25% of the Fund’s then-outstanding shares.

During the year ended December 31, 2011, the results of the semi-annual repurchase offers were as follows:

	Repurchase Offer #16	Repurchase Offer #17
Commencement Date	February 18, 2011	August 26, 2011
Expiration Date	March 11, 2011	September 16, 2011
Repurchase Offer Date	March 18, 2011	September 23, 2011
% of Issued and Outstanding Shares of Common Stock	5%	5%
Shares Validly Tendered	1,293,464.9052	6,977,510.0000
Final Pro-ration Odd Lot Shares	no proration	41,294.0000
Final Pro-ration Non-Odd Lot Shares	no proration	2,108,282.1500
% of Non-Odd Lot Shares Accepted	no proration	30.40%
Shares Accepted for Tender	1,293,464.9052	2,149,576.1500
Net Asset Value as of Repurchase Offer Date ($)	30.73	25.98
Repurchase Fee per Share ($)	0.6146	0.5196
Repurchase Offer Price ($)	30.1154	25.4604
Repurchase Fee ($)	794,964	1,116,920
Expenses ($)	218,440	199,762
Total Cost ($)	39,171,653	54,928,831

THE INDIA FUND, INC.

Notes to Financial Statements (continued)	December 31, 2011

During the year ended December 31, 2010, the results of the semi-annual repurchase offers were as follows:

	Repurchase Offer #14	Repurchase Offer #15
Commencement Date	February 19, 2010	August 20, 2010
Expiration Date	March 12, 2010	September 10, 2010
Repurchase Offer Date	March 19, 2010	September 17, 2010
% of Issued and Outstanding Shares of Common Stock	5%	5%
Shares Validly Tendered	5,667,819.0000	6,816,175.6318
Final Pro-ration Odd Lot Shares	36,335.25	52,100.00
Final Pro-ration Non-Odd Lot Shares	2,417,126.75	2,278,689.00
% of Non-Odd Lot Shares Accepted	42.92%	33.69%
Shares Accepted for Tender	2,453,462.0000	2,330,789.0000
Net Asset Value as of Repurchase Offer Date ($)	33.74	38.03
Repurchase Fee per Share ($)	0.6748	0.7606
Repurchase Offer Price ($)	33.0652	37.2694
Repurchase Fee ($)	1,655,596	1,772,798
Expenses ($)	217,596	209,648
Total Cost ($)	81,341,808	87,076,756

NOTE G: 2009 RIGHTS OFFER

On July 20, 2009, the Fund commenced a rights offering and issued to stockholders as of July 20, 2009, one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 12,826,207 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 3,206,551 shares, for an aggregate total of 16,032,758 shares. The offer expired on August 14, 2009. The Fund sold 11,614,192 shares at the subscription price per share of $26.42 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $306,846,952, and the Fund incurred costs of $921,470.

NOTE H: CONCENTRATION OF RISKS

At December 31, 2011, substantially all of the Fund’s net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present

THE INDIA FUND, INC.

Notes to Financial Statements (continued)	December 31, 2011

with respect to U.S. securities. At December 31, 2011, the Fund had a concentration of its investments in the commercial banking, IT services, and oil, gas and consumable fuels industries. The values of such investments may be affected by changes in such industry sectors.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

The Fund is subject to counterparty risk to the extent a broker or custodian that conducts business with the Fund is unable to deliver securities or cash, including foreign currency. The Fund monitors the financial conditions of the brokers that the Fund conducts business with and the Fund’s custodian Deutsche Bank AG and believes the likelihood of a material loss under the aforementioned circumstances is remote. The entire cash balance as of December 31, 2011, is held by the Fund’s custodian Deutsche Bank AG.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which may provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

NOTE I: FAIR VALUE MEASUREMENTS

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•	Level 2 — other significant observable inputs (including, but not limited to quoted prices for similar securities, interest rates, credit risk, etc.)

THE INDIA FUND, INC.

Notes to Financial Statements (continued)	December 31, 2011

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Manager. The Investment Manager considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s investments carried at value. Refer to the Schedule of Investments for a detailed breakout of the security types:

	Fair Value at Reporting Date Using
	Value at December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stocks
Total Common Stocks	$882,456,596	$882,456,596	$0	$0

Total	$882,456,596	$882,456,596	$0	$0

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Investments in Debt Securities
Pharmaceuticals
Balance, as of December 31, 2010	$0
Realized gain (loss)	465,618
Change in unrealized appreciation (depreciation)	0
Gross sales	(465,618)
Net transfers in/out of Level 3	0

Balance, as of December 31, 2011	$0

THE INDIA FUND, INC.

Notes to Financial Statements (concluded)	December 31, 2011

For the year ended December 31, 2011, there were no significant transfers in or out of Level 1, Level 2 and Level 3 fair value measurements, and there were no significant changes to the fair valuation methodologies.

NOTE J: FINANCIAL DERIVATIVE INSTRUMENTS

Effective January 1, 2009, the Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for, and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The adoption of the additional disclosure requirements did not materially impact the Fund’s financial statements. At December 31, 2011, the Fund held no derivative instruments.

NOTE K: RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

NOTE L: SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund following the year ended December 31, 2011, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statement.

THE INDIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The India Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Fund, Inc. (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2012

THE INDIA FUND, INC.

Portfolio Manager Information (unaudited)

Effective December 19, 2011, the Fund is managed by the Asian Equities Team at Aberdeen Asset Management Asia Limited “AAMAL”. The Asian Equities Team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Hugh Young, Managing Director

Hugh Young is Managing Director of Aberdeen Asset Management Asia Limited, Group Head of Equities, as well as a member of the executive committee responsible for the Aberdeen Group’s day-to-day running. He co-founded Singapore-based AAMAL in 1992, having been recruited in 1985 to manage Asian equities from London. Since then he has built the company into one of the largest managers of such assets globally. Singapore employs over 100 staff and there are 34 investment managers stationed across the Asian region, with research/investment offices also in Australia, Hong Kong, Japan, Malaysia and Thailand. Hugh is a regular commentator for the financial media. His early career included positions at Fidelity International and MGM Assurance. Hugh graduated with a BA (Hons) in politics from Exeter University.

Chou Chong, CFA, Investment Director

Chou Chong is an Investment Director on the Asian Equities Team. Chou joined AAMAL in 1994 and became instrumental in refining the group’s investment process and portfolio construction techniques, as the team expanded, and was made a director. Chou then spent time in Sydney, Australia as Investment Director, imposing discipline and rigor, restructuring the portfolios and turning around performance, before transferring to London to lead the Pan-European Equity Team. In June 2008, Chou returned to Singapore and joined the Asian Equities Team. He graduated with a double Masters in accounting & finance and information systems from the London School of Economics. He is a CFA Charterholder.

Flavia Cheong, CFA, Investment Director

Flavia Cheong is an Investment Director on the Asian Equities Team, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Before joining Aberdeen in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore. Flavia graduated with a BA in Economics and an MA (Hons) in Economics from the University of Auckland. She is a CFA Charterholder.

THE INDIA FUND, INC.

Portfolio Manager Information (unaudited) (continued)

Kristy Fong, CFA, Investment Manager

Kristy Fong is an Investment Manager on the Asian Equities Team. Kristy joined Aberdeen in 2004 from UOB KayHian Pte Ltd where she was an analyst. Kristy graduated with a BA (Hons) in Accountancy from Nanyang Technological University, Singapore. She is a CFA Charterholder.

Adrian Lim, CFA, Senior Investment Manager

Adrian Lim is a senior investment manager on the Asian Equities Team. Adrian originally joined Aberdeen in 2000 as a manager in private equity, on the acquisition of Murray Johnstone, but transferred to his current post soon afterwards. Previously, Adrian worked for Arthur Andersen LLP as an associate director advising clients on mergers & acquisitions in the region. He is a CFA Charterholder.

THE INDIA FUND, INC.

Results of Special Meeting of Shareholders (unaudited)

A Special Meeting of Shareholders of the Fund was held on December 12, 2011 and the following matter was voted upon.

Approval of a new investment management agreement between the Fund and Aberdeen Asset Management Asia Limited.

Number of Shares/Votes

Voted For	Votes Against/Abstain
18,569,082	1,987,869

Tax Information (unaudited)

For the period ended December 31, 2011 certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

For the year ended December 31, 2011, 100% of income dividends paid by the Fund are considered Qualified Dividend Income.

For the taxable year ended December 31, 2011, 1.21% of income dividends paid by the Fund qualify for the Dividends Received Deduction available to corporate shareholders.

The Fund did not elect to pass through to its shareholders the credit for foreign taxes paid in foreign countries during its taxable year ended December 31, 2011.

THE INDIA FUND, INC.

Approval of the New Management Agreement (unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Fund’s Board of Directors, including a majority of its Directors who are not affiliated with the Fund’s investment adviser (the “Independent Directors”) voting separately, approve the Fund’s advisory agreement and the related fees for its initial term of two years and on an annual basis thereafter at a meeting called for the purpose of voting on the agreement’s approval or continuation. On September 14, 2011, after careful consideration of possible options for the Fund’s investment management arrangement, Fund’s Board of Directors unanimously approved a new management agreement the (“New Management Agreement”) with Aberdeen Asset Management Asia Limited (“Aberdeen Asia”), a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen”). In making this decision, the Independent Directors were represented by independent counsel (“independent counsel”) who assisted them in their deliberations prior to and during the Board meeting and in an executive session with just the Independent Directors and their independent counsel present. The Board of Directors also approved the new administration agreement between the Fund and Aberdeen Asset Management Inc., an affiliate of Aberdeen Asia.

The Board’s deliberations were necessitated by Blackstone Group L.P.’s (“Blackstone”), the corporate parent of Blackstone Advisors, decision to exit the business of managing publicly listed closed-end investment companies focused on Asian equity markets (the “Business”). Blackstone’s intention to exit the Business was first announced to the Board at its meeting held on October 26, 2010 (the “October 2010 Meeting”). At that meeting, the Board considered and approved continuation of the investment advisory arrangement with Blackstone Advisors (the “Prior Management Agreement”) for an additional one-year period. The Independent Directors engaged a consultant to assist in the solicitation and evaluation of proposals from other highly qualified asset management firms to succeed Blackstone Advisors as investment manager for the Fund. Blackstone’s financial advisory group also solicited proposals from other investment management firms and assisted the Board in coordinating the search process for a successor investment manager for the Fund. After extensive careful consideration of proposals received from parties interested in succeeding Blackstone Advisors as investment manager for the Fund, the Board selected finalists in the search process, including Aberdeen. On July 26, 2011, the Board met with senior executives, investment professionals and legal and compliance personnel of the finalists, including Aberdeen, who made detailed presentations addressing, among other things, their firm’s investment track record, investment process and philosophy, capabilities in the closed-end fund management business globally and in the Asian region specifically and intentions and goals for the Fund. Following the finalists’ presentations at the July 26, 2011 meeting, the Board met in executive session and unanimously chose to pursue Aberdeen’s proposal. The Independent Directors were assisted throughout these deliberations by their consultant and independent counsel.

In considering the New Management Agreement, the Independent Directors, through their independent counsel, requested and received information from Aberdeen Asia, which included, among other things, information about Aberdeen Asia’s business, personnel and operations, services, proposed

THE INDIA FUND, INC.

Approval of the New Management Agreement (unaudited)

(continued)

compensation from and other benefits from its relation with the Fund, compliance activities and other accounts managed by Aberdeen Asia. The materials provided by Aberdeen Asia also included information regarding the Fund’s investment performance and management fees compared to those of other funds managed by Aberdeen Asia with investment objectives and policies similar to those of the Fund and to the Fund’s comparative index as well as an analysis of the estimated profitability of the investment advisory relationship to Aberdeen Asia. Fund counsel provided the Board a memorandum outlining its legal duties. Independent counsel separately provided a memorandum to the Independent Directors outlining their responsibilities with respect to approval of the New Management Agreement. The most recent investment adviser registration forms of Aberdeen Asia were also provided to the Board, as were responses to detailed requests submitted by the Independent Directors’ independent legal counsel on their behalf.

In approving the New Management Agreement, the Board considered the need to provide for uninterrupted investment advisory services and other services required for the Fund’s operations and all other factors it believed relevant in exercising its business judgment as described in detail in the Fund’s proxy statement dated October 6, 2011, as filed with the Securities and Exchange Commission (the “Proxy”). Certain of the Board’s considerations set forth in the Proxy are discussed in more detail below.

1.  The nature, extent and quality of the services.    The Directors received and considered various data and information regarding the nature, extent and quality of services to be provided under the New Management Agreement. With respect to Aberdeen Asia, the most recent investment adviser registration forms were provided to the Board, as were responses to detailed requests submitted by the Independent Directors’ independent legal counsel on their behalf. The Directors reviewed and analyzed these responses, which included, among other things, information about the background and experience of senior management and investment personnel who would be responsible for managing the Fund. The Directors also had extensive presentations from and information sessions with senior investment personnel of Aberdeen Asia. The Directors considered the information provided regarding the portfolio managers and other resources that would be dedicated to the Fund and the investment philosophy and process that would be followed by those individuals in managing the Fund.

With respect to the portfolio management team for the Fund, the Board considered Aberdeen Asia’s explanations that: (i) the Fund would be managed by an Asian equity team with nearly 30 members; (ii) Aberdeen Asia would assume the country advisory services currently performed by the Fund by Blackstone India (iii) Aberdeen Asset Management Inc. would replace the Fund’s current administrator; and (iv) the Fund’s custodian, sub-administrator, auditor, transfer agent, dividend-paying agent and the Fund’s Mauritius administrator would remain the same.

With regard to the investment philosophy and process that would be followed in managing the Fund, the Directors received extensive information about the buy-and-hold, low-turnover investment philosophy of, and the company-level, firsthand research investment process followed by, Aberdeen

THE INDIA FUND, INC.

Approval of the New Management Agreement (unaudited)

(continued)

Asia’s team members. Specifically, the Directors considered Aberdeen Asia’s description of its investment process as primarily a bottom-up process focused on disciplined evaluation of companies through face-to-face visits with management. The Directors further considered Aberdeen Asia’s explanations that: (i) no stock is bought prior to multiple on-site meetings with company management and team members’ completion of a detailed written analysis of the company; (ii) company visits are rotated among team members to gain better perspective and benefit from team members’ experience and to foster more objective analyses of companies; and (iii) decisions whether to buy, sell or watch a stock are made with an opportunity for all team members to provide input based on company visits and analyses by individual members.

Applying this investment philosophy and process, Aberdeen Asia advised the Directors that, in transitioning management responsibilities from Blackstone Advisors to Aberdeen Asia, it expects that substantial repositioning of the investment portfolios of the Fund will occur. Furthermore, Aberdeen Asia advised the Directors that it expects any repositioning to be done in a manner that minimizes transaction costs and mitigates adverse tax consequences. Aberdeen Asia also has advised the Directors that, over time, it expects low turnover for the Fund’s portfolios and a lesser correlation to the Fund’s benchmark indexes.

The Directors further considered Aberdeen Asia’s extensive experience managing separate accounts with investment strategies comparable to those of the Fund. The Directors noted, for example, that Aberdeen Asia currently has substantial equity assets under management in markets directly relevant to the Fund, including, as of June 30, 2011, approximately $74.0 billion in Asia-Pacific (excluding Japan) equities, which included $11.4 billion in Indian equities.

In addition, the Directors considered and evaluated materials and information received regarding Aberdeen Asia’s investment and legal compliance program and record. The Directors considered the compliance program of the U.S.-registered closed-end funds managed by Aberdeen Asia and met in person with the individual currently serving as Aberdeen Asset Management Inc.’s Head of Legal – Americas, who oversees U.S. risk division operations, which includes business and market risk, compliance, and legal.

Based on the foregoing and other relevant information reviewed, the Directors concluded that, overall, they were satisfied with assurances from Aberdeen Asia as to the expected nature, extent and quality of the services to be provided to the Fund under the New Management Agreement.

2.  Investment Performance.    The Directors considered the investment performance record of Aberdeen Asia in managing accounts with investment strategies similar to those of the Fund. The Directors evaluated Aberdeen Asia’s results in comparison to relevant benchmark indexes. The Directors noted that, although the investment policies, restrictions and risk profiles of Aberdeen Asia’s other accounts are not identical to those of the Fund, they are similar enough that the performance achieved for those

THE INDIA FUND, INC.

Approval of the New Management Agreement (unaudited)

(continued)

clients is instructive. Based on materials provided by Aberdeen Asia about the investment performance achieved for these other accounts, the Directors noted that Aberdeen Asia had performance results comparable to, and in certain cases superior to, those attained by a relevant index. In this regard, the Board considered that Aberdeen Asia’s Indian equity strategy has outperformed the MSCI Indian Index for the one-, three- and five-year periods. Based upon the investment performance information provided by Aberdeen Asia, the Directors concluded that Aberdeen Asia’s track record suggested that it has the ability to provide investment advisory services of high quality to the Fund.

3.  Fees and Economies of Scale.    The Directors considered that the proposed advisory fee rates charged were the product of a competitive bidding process and would remain at the same levels under the New Management Agreement so long as the Fund does not use investment leverage. The Fund has not utilized borrowing arrangements or other forms of investment leverage to purchase portfolio securities and the Prior Management Agreement did not contemplate the use of leverage. To provide the Board flexibility to authorize the Fund to use leverage if, in the Board’s judgment, it would be advantageous to do so, the New Management Agreement provides that the advisory fee rate will be applied to all Fund assets, including any assets acquired with leverage. If the Fund in the future utilizes leverage (and there is no assurance that it will do so), the advisory fees would be greater than if leverage is not utilized. Aberdeen Asia does not currently intend to recommend to the Board of Directors the use of investment leverage in the foreseeable future. The Directors, who most recently reviewed and re-approved the Fund’s advisory fee rates at their October 2010 Meeting, determined that fee rates under the New Management Agreement are well within the range charged by the Fund’s peers. In reaching this determination, the Directors considered their review of fee data at the October 2010 Meeting. The Directors also noted Aberdeen Asia’s commitment to a three-year cap on expenses. Furthermore, the Directors considered that advisory fee breakpoints in place for the Fund would continue under the New Management Agreement. As a closed-end fund, the assets of the Fund would be expected to increase, in the absence of rights offerings or follow-on offerings, principally through appreciation in the value of its portfolio securities. The Fund’s interval structure may actually result in reductions in the Fund’s assets. Under the circumstances, the Board concluded that the proposed advisory fees are not excessive and that the advisory fee structure is appropriate. Additionally, the Directors noted Aberdeen Asia’s representation that it would endeavor to manage the Fund in a similar fashion to comparable accounts and thus would attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies.

4.  Costs of Services Provided and Profitability.    In evaluating the costs of the services to be provided by Aberdeen Asia under the New Management Agreement and the profitability to Aberdeen Asia from its relationship with the Fund, the Directors once again considered, among other things, that there would be no increase, so long as the Fund does not use investment leverage, in advisory fee rates under the New Management Agreement, which were the result of a competitive bidding process. The Directors

THE INDIA FUND, INC.

Approval of the New Management Agreement (unaudited)

(continued)

further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how Aberdeen Asia’s profitability actually would be affected by becoming the investment manager to the Fund but they were satisfied, based on their review of the projected profitability of Aberdeen Asia, that the profitability from its relationship with the Fund would not be excessive.

The Directors also noted that they would have opportunities to review Aberdeen Asia’s profitability in the future based on actual results. Furthermore, the Directors received and considered information about the financial viability of Aberdeen Asia and were satisfied that Aberdeen Asia has adequate resources to perform the services required under the New Management Agreement.

5.  Information about Services to Other Clients.    The Directors considered information about the nature and extent of services and fee rates offered by Aberdeen Asia to other clients, including other registered investment companies with differing mandates, separate accounts and institutional investors. The Directors concluded that the advisory fee rates under the New Management Agreement are not excessive, given the nature and extent of services expected to be provided to the Fund compared with such other accounts and other factors.

6.  Fall-Out Benefits and Other Factors.    The Directors also considered information regarding potential “fall-out” or ancillary benefits that would be received by Aberdeen Asia as a result of its relationship with the Fund. In this regard, the Directors concluded that Aberdeen Asia may derive reputational benefits from its association with the Fund. The Directors also noted, however, that such benefits were difficult to quantify with certainty.

Additionally, the Directors considered Aberdeen Asia’s statements that, although it does not typically generate soft dollars from the types of transactions in which the Fund engages, brokers sometimes provide unsolicited access to financial and market databases free of charge, which access may be based on trading volume. The Directors further noted Aberdeen Asia’s statements that it at times uses particular brokers based, in part, on those brokers providing Aberdeen Asia access to the management teams of certain issuers, subject at all times to Aberdeen Asia’s duty to seek best execution.

In considering whether to approve the New Management Agreement, the Board, other than the need to provide for uninterrupted investment advisory services and other services required for the Fund’s operations, did not identify nor was any other single factor determinative to the decision of the Board. The Board also separately considered the operational, administrative and other services to be provided to the Fund under the new administration agreement between the Fund and Aberdeen Asset Management Inc. After an evaluation of the above-described factors, among others, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Directors, concluded that approval of the New Management Agreement is in the best interests of the Fund and its shareholders.

THE INDIA FUND, INC.

Annual Chief Executive Officer and Chief

Financial Officer Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the required annual certification, and the Fund has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period of this report.

THE INDIA FUND, INC.

Information About Directors and Officers

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex* Overseen by Director (including the Fund)	Other Board Memberships Held by Director
INTERESTED DIRECTORS
Martin Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Birth Year: 1955	Class I Director	Since 2012	Mr. Gilbert is one of the founding directors and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager, since 1983. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, from 2000 to 2005. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator.	32	None

THE INDIA FUND, INC.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex* Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital SquareTwo Singapore 049480 Birth Year: 1958	Class III Director	Since 2012	Currently, a member of the Executive Management Committee of Aberdeen Asset Management PLC, a parent company of the Fund’s Investment Manager. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.	2	None
INDEPENDENT DIRECTORS
Lawrence K. Becker c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1955	Class I Director and Member of the Audit and Nominating Committees	Since 2003	Private Investor, Real Estate Investment Management (July 2003–Present); Treasurer, France Growth Fund (2004–2008); Vice President, Controller/Treasurer, National Financial Partners (2000–2003); Managing Director, Controller/Treasurer, Oppenheimer Capital-PIMCO (1981–2000).	2	Member of Board of Trustees or Board of Managers of four registered investment companies advised by Advantage Advisers L.L.C. or its affiliates.
Leslie H. Gelb c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1937	Class II Director and Member of the Audit and Nominating Committees	Since 1994	President Emeritus, The Council on Foreign Relations (2003 Present); President, The Council on Foreign Relations (1993-2003); formerly Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times.	2	Director of 24 Registered Investment Companies advised by Legg Mason Partners Fund Advisor, LLC and its Affiliates (“LMPFA”).

THE INDIA FUND, INC.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Funds in Fund Complex* Overseen by Director (including the Fund)	Other Board Memberships Held by Director
J. Marc Hardy c/o Cim Fund Services Limited Rogers House 5 President John Kennedy Street Port Louis, Mauritius Birth Year: 1954	Class III Director and Member of the Audit and Nominating Committees	Since 2002	Treasurer, NMHGSF and New Mauritius Hotels Ltd. (October 2010–Present); Independent Financial Adviser, Axys Capital Management Ltd. (November 2000–2011).	1	Director of Hanover Reinsurance Ltd. and The Mauritius Development Investment Trust Ltd.
Stephane R. F. Henry c/o Investment Professionals Limited 6th Floor Harbour Front John F. Kennedy Street Port Louis, Mauritius Birth Year: 1967	Class II Director and Member of the Audit and Nominating Committees	Since 2004	Chief Executive Officer and Managing Director, Investment Professionals Ltd., (2005–Present)	1	Director of Boyer Allan Pacific India Fund, Arisaig (Partners) Ltd., Nine Rivers Capital Management Ltd. and Foreign Colonial India Ltd.
Luis F. Rubio c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1955	Class II Director and Member of the Audit and Nominating Committees	Since 1999	President, Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (2000–Present); frequent contributor of op-ed pieces to The Wall Street Journal.	2	Director of two registered investment companies advised by Advantage Advisers L.L.C. or its affiliates; Director of EMICA.
Jeswald W. Salacuse c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1938	Class I Director, Chairman of the Board of Directors and Chairman of the Audit and Nominating Committees	Since 1993	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law & Diplomacy, Tufts University (1986–Present); International Arbitrator, Arbitration Tribunal, ICSID, World Bank (2004-Present).	2	Director of 24 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

*  As of December 2011, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The Asia Tigers Fund, Inc., and the Aberdeen Funds, are U.S. registered funds that have a common investment manager and/or investment adviser with the Fund, or an investment adviser that is affiliated with the investment manager and/or investment adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**  Messrs. Gilbert and Young are deemed interested persons because of their affiliation with the Fund’s Investment Manager.

THE INDIA FUND, INC.

OFFICERS
Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office	Principal Occupation During Past 5 Years
Jeffrey Cotton* Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President – Compliance and Chief Compliance Officer (Since December 2011)	Currently, Vice President and Head of Compliance – U.S. for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).
Andrea Melia* Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer (Since December 2011)	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc., and had worked with Princeton Administrators since 1992.
Alan Goodson* Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	President (Since December 2011)

Currently, Head of Product U.S., overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Megan Kennedy* Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President & Secretary (Since December 2011)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Adrian Lim* Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Currently a Senior Investment Manager on the Asian Equities Team. Adrian originally joined Aberdeen in 2000 as a manager in private equity, on the acquisition of Murray Johnstone, but transferred to his current post soon afterwards.
Gary Marshall* Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2011)

Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the U.S. and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

Jennifer Nichols* Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Legal Officer (Since December 2011)	Currently, Vice President and Head of Legal – U.S. for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006.

THE INDIA FUND, INC.

OFFICERS (continued)
Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office	Principal Occupation During Past 5 Years
Christian Pittard* Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1973	Vice President (Since December 2011)	Currently, Group Head of Product Development, Director of Aberdeen Asset Management Investment Services Limited (since January 2010) and Aberdeen Fund Management Limited (since January 2010). Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005).
Kasey Deja* Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1979	Assistant Secretary	Currently a Senior Product Manager within Product Management. Ms. Deja joined Aberdeen in 2005 as an Analyst in Investment Operations and transferred to the U.S. Transitions Team in 2007. In 2009, she was promoted to Manager of the U.S. Transitions Team, and transferred to her current position in 2011.

*  As of December 2011, Messrs. Pittard, Cotton, Goodson, Lim, and Marshall and Mses. Nichols, Kennedy, Deja, and Melia hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Indonesia Fund, Inc., The Singapore Fund, Inc., The Asia Tigers Fund Inc., and the Aberdeen Funds, each of which may also be deemed to be a part of the same “Fund Complex.”

THE INDIA FUND, INC.

Dividends and Distributions

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by the dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent

THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

will cease making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.

THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 358016, Pittsburgh, Pennsylvania, 15252-8016.

THE INDIA FUND, INC.

Investment Manager:

Aberdeen Asset Management Asia Limited

a subsidiary of Aberdeen Asset Management PLC

Administrator:

Aberdeen Asset Management Inc.

Sub-Administrator:

BNY Mellon Investment Servicing (US) Inc.

Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

Custodian:

Deutsche Bank AG

Legal Counsel:

Simpson Thacher & Bartlett LLP

The Fund has adopted the Investment Manager’s proxy voting policies and procedures to govern the voting of proxies relating to its voting securities. You may obtain a copy of these proxy voting procedures, without charge, by calling 1-866-839-5205 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free number at 1-866-839-5205 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of its fiscal year on Form N-Q. You may obtain a copy of these filings by visiting the Securities and Exchange Commission’s website at www.sec.gov or its Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Aberdeen Asset Management

Asia Limited

The India Fund, Inc.

Annual Report

December 31, 2011

The India Fund, Inc.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not Applicable.

(c)	Following Aberdeen Asset Management Asia Limited’s appointment as Investment Adviser effective December 19, 2011, the Registrant adopted a new Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). The Code of Ethics was adopted by the Registrant to align with the Code of Ethics of other registered investment companies advised by the Investment Adviser or its affiliates.

(d)	The Registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from any provisions of the Code of Ethics.

(e)	Not Applicable.

(f)

A copy of the Registrant’s Code of Ethics is filed as an exhibit hereto. The Registrant undertakes to provide a copy of the Code of Ethics to any person without charge upon request to the Registrant at its address at 1735 Market St., 32nd Floor, Philadelphia, PA 19103.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that Lawrence Becker, a member of the board of directors’ audit committee, possesses the technical attributes identified in instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Becker as the audit committee’s financial expert. Mr. Becker in an “independent” director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c) Tax Fees		(d) All Other Fees
December 31, 2011	$99,166	$0	$97,595	(1)	$0
December 31, 2010	$98,346	$0	$77,570		$0

(1)

As of the date of filing of this report, the Registrant’s 2011 tax fees have not been finalized and are estimates prepared by the Registrant’s accountant. The Registrant’s final 2011 tax fees may differ from the amount listed.

(e)(1)	The duties and powers of the Audit Committee include, to the extent required by applicable law, pre-approving: (i) all audit and non-audit services that the registrant’s independent auditors provide to the Registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	0%

(d)	N/A

(f)	Not Applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $1,941,271 for 2011 and $0 for 2010.

(h)	The Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are Lawrence K. Becker, Leslie H. Gelb, Luis F. Rubio, Jeswald W. Salacuse, J. Marc Hardy, and Stephane Henry.

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Adviser in December 2011.

The proxy voting policies of the Registrant are included herewith as Exhibit A and policies of the Investment Adviser are included as Exhibit B.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The information in the table below is as of March 7, 2012.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young BA (Hons) (Commenced 1985) Managing Director [Singapore]	Responsible for overseeing Asian and Australian equities portfolio management.	Established Aberdeen Asset Management Asia Limited in 1992 as the Aberdeen Group’s Asia-Pacific headquarters and is currently the Managing Director of the Singapore-based entity.

Adrian Lim BAcc, CFA Senior Investment Manager Asian Equities Team [Singapore]	Responsible for Asian equities portfolio management.	Joined Aberdeen in 2000 as a manager in private equity on the acquisition of Murray Johnstone. He transferred to his current position soon afterwards.

Kristy Fong BAcc, CFA Investment Manager Asian Equities Team [Singapore]	Responsible for Asian equities portfolio management.	Joined Aberdeen in 2004 and is currently an investment manager on the Asian Equities Team in Singapore. Before joining Aberdeen, Kristy worked as an Analyst at UOB KayHian Pte Ltd.

Chou Chong MSc, CFA Investment Director Asian Equities Team [Singapore]	Responsible for company research and oversight of portfolio construction.	Joined Aberdeen in 1994 as a graduate trainee. After becoming a director, from 2001, he spent time in Sydney, Australia restructuring portfolios and turning around performance. In 2003, he transferred to London to lead the Pan-European equity desk and in June 2008, Chou returned to Singapore and joined the Asian Equities Team.

Flavia Cheong BA, MA (Hons), CFA Investment Director Asian Equities Team [Singapore]	Responsible for company research and oversight of portfolio construction.	Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

(a)(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts		FUM USD($M)
Hugh Young	18	$7,900.84	79	$42,566.38	133	(1)	$38,444.51
Adrian Lim	18	$7,900.84	79	$42,566.38	133	(1)	$38,444.51
Kristy Fong	18	$7,900.84	79	$42,566.38	133	(1)	$38,444.51
Chou Chong	18	$7,900.84	79	$42,566.38	133	(1)	$38,444.51
Flavia Cheong	18	$7,900.84	79	$42,566.38	133	(1)	$38,444.51

Total Assets are as of December 31, 2011 and have been translated into U.S. Dollars at a rate of £1.00 = 1.5541.

(1)

There are 12 accounts (with assets under management totaling approximately $3.2 billion) managed by Hugh Young, Adrian Lim, Kristy Fong, Chou Chong, and Flavia Cheong with respect to which part of the advisory fee is based on the performance of the account. The portfolio managers’ management of other registered investment companies, other pooled investment vehicles, and other accounts may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of these other accounts, on the other. These other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Investment Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Investment Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, other accounts managed by the same portfolio manager may compensate the Investment Adviser or its affiliates based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Investment Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Registrant and one or more of the other accounts simultaneously, the Investment Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Investment Adviser that the benefits from the Investment Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3) The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of December 31, 2011.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the board of directors of the parent company, Aberdeen PLC, and is dependent on each Aberdeen Group member’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each Aberdeen Group member’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of each portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of the team, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over a broad time frame. The performance of an individual account is not specifically considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that Fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2011
Hugh Young	$0
Adrian Lim	$0
Kristy Fong	$0
Chou Chong	$0
Flavia Cheong	$0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
01/01/2011 to 01/31/2011	None	None	None	None
02/01/2011 to 02/28/2011	None	None	None	None
03/01/2011 to 03/31/2011	1,293,464.9052	$30.1154	1,293,464.9052 (1)	None
04/01/2011 to 04/30/2011	None	None	None	None
05/01/2011 to 05/31/2011	None	None	None	None

06/01/2011 to 06/30/2011	None	None	None	None
07/01/2011 to 07/31/2011	None	None	None	None
08/01/2011 to 08/31/2011	None	None	None	None
09/01/2011 to 09/30/2011	2,149,576.15	$25.4604	2,149,576.15 (2)	None
10/01/2011 to 10/31/2011	None	None	None	None
11/01/2011 to 11/30/2011	None	None	None	None
12/01/2011 to 12/31/2011	None	None	None	None
Total	3,443,041.0552	$27.2092	3,443,041.0552	None

(1)

These shares were repurchased in connection with the Fund’s regular, semi-annual repurchase offer announced on February 18, 2011 that expired on March 11, 2011. In connection with this repurchase offer, the Fund offered to repurchase up to 2,214,249 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of March 18, 2011.

(2)

These shares were repurchased in connection with the Fund’s regular, semi-annual repurchase offer announced on August 26, 2011 that expired on September 16, 2011. In connection with this repurchase offer, the Fund offered to repurchase up to 2,149,576.15 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of September 23, 2011.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2011, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The India Fund, Inc.

By (Signature and Title)*	/s/ Alan Goodson
Alan Goodson, President
(Principal Executive Officer)

Date	March 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Alan Goodson
Alan Goodson, President
(Principal Executive Officer)

Date	March 6, 2012

By (Signature and Title)*	/s/ Andrea Melia
Andrea Melia, Treasurer
(Principal Financial Officer)

Date	March 6, 2012

*	Print the name and title of each signing officer under his or her signature.

EXHIBIT LIST

12(a)(1)—Code of Ethics

12(a)(2)—Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

A – Registrant’s Proxy Voting Policies

B – Investment Adviser’s Proxy Voting Policies